EXHIBIT 10.4


                           GUARANTY AND SECURITY AGREEMENT

                             dated as of August 31, 1995

                                         from

                     MRI ASSOCIATES, INC., MDI INVESTMENTS, INC.,
                    GREATER SPRINGFIELD MRI, INC., GREATER BOSTON
                MRI SERVICES, INC., MOBILE MRI OF WESTERN MASS., INC.,
                 CENTRAL MASSACHUSETTS MRI SERVICES, INC., CASCO BAY
                  MR SERVICES, INC., MDI FINANCE AND LEASING, INC.,
                MERRIMACK SCANNING, INC., MIDDLESEX MRI CENTER, INC.,
                 MDI-NEW YORK, INC., MDI REHAB, INC., MERITUS HEALTH
                      SYSTEMS, INC., TECHNICIAN SERVICES, INC.,
                         MERITUS-SOUTHWESTERN VIRGINIA, INC.,
                   MERITUS-IOWA, INC., MERITUS WEST VIRGINIA, INC.,
                         MERITUS MRI, INC., MERITUS PLS, INC.
                      AND GREATER BOSTON MRI LIMITED PARTNERSHIP


                                          to

                                    CHEMICAL BANK

          GUARANTY AND SECURITY AGREEMENT dated as of August 31, 1995 from MRI Associates, Inc., a Massachusetts corporation, MDI Investments, Inc., a Massachusetts corporation, Greater Springfield MRI, Inc., a Massachusetts corporation, Greater Boston MRI Services, Inc., a Massachusetts corporation, Mobile MRI of Western Mass., Inc., a Massachusetts corporation, Central Massachusetts MRI Services, Inc., a Massachusetts corporation, Casco Bay MR Services, Inc., a Maine corporation, MDI Finance and Leasing, Inc., a Massachusetts corporation, Merrimack Scanning, Inc., a New Hampshire corporation, Middlesex MRI Center, Inc., a Massachusetts corporation, MDI-New York, Inc., a New York corporation, MDI Rehab, Inc., a Massachusetts corporation, Meritus Health Systems, Inc., a Virginia corporation, Technician Services, Inc., a Virginia corporation, Meritus-Southwestern Virginia, Inc., a Virginia corporation, Meritus-Iowa, Inc., a Virginia corporation, Meritus West Virginia, Inc., a Virginia corporation, Meritus MRI, Inc., a Virginia corporation, Meritus PLS, Inc., a Virginia corporation, and Greater Boston MRI Limited Partnership, a Massachusetts limited partnership ("Boston LP") (each of the foregoing, a "Guarantor" and all of the foregoing, collectively, the "Guarantors") to Chemical Bank (the "Bank").

                                     WITNESSETH:

          WHEREAS, pursuant to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement") between Medical Diagnostics, Inc., a Delaware corporation (the "Borrower") and the Bank, the Bank has agreed to make loans to the Borrower on the terms and conditions set forth therein; and

          WHEREAS, it is a condition precedent to the making of loans by the Bank pursuant to the Loan Agreement that the Guarantors shall have executed and delivered to the Bank this Agreement and that the Guarantors (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) shall have granted to the Bank a security interest in the assets of such Guarantors; and

          WHEREAS, the making of loans to the Borrower pursuant to the Loan Agreement will be beneficial to the Guarantors inasmuch as the Borrower has performed in the past and will perform in the future valuable administrative, management and accounting services for each of the Guarantors and, further, has made and may in the future make available financing for certain of the business operations and ventures of the Guarantors; and the respective Boards of Directors of the Borrower and of each Guarantor have determined the execution, delivery and performance of this Agreement to be necessary and convenient to the conduct, promotion and attainment of the business of each such Guarantor and the Borrower;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby jointly and severally agree as follows:

                                      ARTICLE I

                                 CERTAIN DEFINITIONS

          Section 1.01.  Defined Terms.  As used in this Agreement, the
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     following terms shall have the meanings set out respectively after each:

          "Agreement" - This Guaranty and Security Agreement, as same may be from time to time amended.

          "Base Rate" - As defined in the Loan Agreement.

          "Business Day" - As defined in the Loan Agreement.

          "Collateral" - All of the property, rights and interests of any of the Guarantors (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) described in Section 3.01 below.

          "Default" - Any event or circumstance which, with the passage of time or the giving of notice or both, could become an Event of Default.

          "Event of Default" - As defined in Section 7.01 below.

          "Guaranteed Obligations" - Any and all indebtedness, liabilities or obligations of the Borrower to the Bank, whether joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation, those now or hereafter arising under any Loan Document and/or with respect to any letter of credit now or hereafter issued by the Bank for the account of the Borrower.

          "Guaranty" - The guaranty of the Guarantors set forth in Article II.

          "Indebtedness" - As defined in the Loan Agreement.

          "Inventory" - All goods now owned or hereafter acquired by any Guarantor (other than Greater Springfield MRI, Inc. or Mobile MRI of Western Mass., Inc.) and intended for sale or lease, all raw materials, parts, work-in-process and finished goods, and all material and supplies which are used or which may be used in manufacturing, selling, packing, shipping, advertising or furnishing of goods, whether now owned or hereafter acquired or created and wherever located, as well as all proceeds (including, without limitation, insurance proceeds) and products of any of the foregoing.

          "Loan" - As defined in the Loan Agreement.

          "Loan Documents" - The Loan Agreement, the Notes and any other instrument or document or loan, credit, letter of credit, reimbursement agreement, guaranty, interest rate swap or other agreement relating to extension of financial accommodations or other banking services between the Borrower and the Bank or made by the Borrower in favor of the Bank, all whether now existing or hereafter entered into or delivered.

          "Notes" - As defined in the Loan Agreement.

          "Person" - As defined in the Loan Agreement.

          "Receivables" - All of any Guarantor's (other than Greater Springfield MRI, Inc.'s and Mobile MRI of Western Mass., Inc.'s) present and future accounts, accounts receivable and notes, drafts, acceptances and other instruments representing or evidencing a right to payment for goods sold or for services rendered.

          "Subsidiary" - As defined in the Loan Agreement.

          Section 1.02.  Use of Defined Terms.  Any defined term used in the
                         --------------------
     plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

          Section 1.03.  Accounting Terms.  All accounting terms not
                         ----------------
     specifically defined herein shall be construed in accordance with United States generally accepted accounting principles consistently applied on the basis used by the concerned entity in prior years.

                                      ARTICLE II

                                       GUARANTY

          Section 2.01.  Guaranty.  In consideration of the Bank making loans to
                         --------
     the Borrower pursuant to the Loan Agreement, the Guarantors hereby jointly and severally guaranty to the Bank the due and punctual payment and performance of all of the Guaranteed Obligations, as and when the same shall become due and payable, whether on demand or at maturity, by declaration or otherwise, according to the terms thereof, and all losses, costs, expenses and reasonable attorneys' fees and disbursements incurred by reason of a default under any of said Guaranteed Obligations continuing beyond the expiration of any applicable notice and/or grace period. In case of failure by the Borrower punctually to pay any of the Guaranteed Obligations, the Guarantors and each of them hereby jointly and severally unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower. This Guaranty is an absolute, unconditional, unlimited and continuing guaranty of the full and punctual payment and performance by the Borrower of the Guaranteed Obligations and not merely of their collectibility and is in no way conditioned upon any requirement that the Bank first collect or attempt to collect the Guaranteed Obligations or any portion thereof from the Borrower (or, as to any Guarantor, from any other Guarantor) or from any other guarantor of any of same or resort to any security or other means of obtaining payment of any of the Guaranteed Obligations which the Bank now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon and during the continuance of any Event of Default (as defined herein), all liabilities and obligations of the Guarantors to the Bank, hereunder or otherwise, shall, at the option of the Bank, become forthwith due and payable to the Bank without further demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by the Guarantors hereunder may be required by the Bank on any number of occasions.

          Section 2.02.  Guarantors' Further Agreements to Pay.  The Guarantors
                         -------------------------------------
     further jointly and severally agree, as principal obligors and not as guarantors, to pay to the Bank forthwith upon demand, in funds immediately available to the Bank, all costs and expenses (including court costs and reasonable attorneys' fees and disbursements) incurred or expended by the Bank in connection with this Guaranty and the enforcement hereof, together with interest on any sum now or hereafter payable by the Guarantors under this Agreement, such interest to accrue from the date of any demand for payment of such sum to the date of payment. Such interest will be payable at the rate set forth in Section 8.04 below.

          Section 2.03.  Bank's Freedom to Deal with Borrower and Other Parties.
                         ------------------------------------------------------
     The Bank shall be at liberty, without giving notice to or obtaining the assent of the Guarantors and without relieving the Guarantors of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations in such manner as the Bank in its sole discretion deems fit. The Bank has full authority in its sole discretion to do any or all of the following things, none of which shall discharge or affect the Guarantors' liability hereunder: (i) extend credit, make loans and afford other financial accommodations to the Borrower at such times, in such amounts and on such terms as the Bank may approve; (ii) modify, amend, vary the terms and grant extensions or renewals of any present or future indebtedness or of all or any of the Guaranteed Obligations or any instrument relating to or securing same, and, without limitation, this Guaranty shall survive payment of the Notes; (iii) grant time, waivers and other indulgences in respect thereto; (iv) vary, exchange, release or discharge, wholly or partially, or delay or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Guaranteed Obligations which the Bank now has or acquires after the date hereof; (v) take or omit to take any of the actions referred to in any Loan Document or other instrument evidencing, securing or relating to any of the Guaranteed Obligations or any actions under this Guaranty; (vi) fail, omit or delay to enforce, assert or exercise any right, power or remedy conferred on the Bank in this Guaranty or in any other Loan Document or other instrument evidencing, securing or relating to any of the Guaranteed Obligations or take or refrain from taking any other action;
     (vii) accept partial payments from the Borrower or any other party; (viii) release or discharge, wholly or partially, the Borrower, any endorser or any guarantor, or accept additional collateral for the payment of any Guaranteed Obligations; (ix) compromise or make any settlement or other arrangement with the Borrower or any such other party; and (x) consent to and participate in the proceeds of any assignment, trust or mortgage for the benefit of creditors.

          Section 2.04.  Unenforceability of Guaranteed Obligations; Invalidity
                         ------------------------------------------------------
     of Security or Other Guaranties.  If for any reason now or hereafter the
     -------------------------------
     Borrower has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Guaranteed Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding jointly and severally on each of the Guarantors to the same extent as if each of the Guarantors at all times had been the principal debtor on all such Guaranteed Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security, nor shall the invalidity or unenforceability of this Guaranty as against any one or more of the Guarantors prejudice the enforceability of this Guaranty against any other Guarantor. The liability of each Guarantor under this Guaranty shall remain in full force and effect until payment and performance in full of all of the Guaranteed Obligations. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Bank, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

          Section 2.05.  Waivers by Guarantors.  Each Guarantor waives:  notice
                         ---------------------
     of acceptance hereof and reliance hereon, notice of any action taken or omitted by the Bank in reliance hereon, any requirement that the Bank be diligent or prompt in making demands hereunder, any requirement as to any presentment, demand, protest, giving notice of any default by the Borrower or asserting any other right of the Bank hereunder and all demands, notices and suretyship defenses generally. Each Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of such Guarantor's obligations hereunder by virtue of any statute of limitations, valuation, stay, homestead or moratorium law or other similar law now or hereafter in effect.

          Without limiting the generality of the foregoing provisions of this Guaranty, the liability of each Guarantor shall not be released, discharged or otherwise affected by:

              (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other Guarantor or any other guarantor of any of the obligations secured hereby;

             (ii) any change in the time, manner, amount or place of payment of any Guaranteed Obligation or any modification or amendment of or supplement to any Loan Document or this Agreement;

            (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower, the Guarantor, any other Guarantor or any other guarantor of any of the obligations secured hereby;

             (iv) any change in the corporate existence, structure, record or beneficial ownership or control of the Borrower, the Guarantor, any other Guarantor or any other guarantor of any of the obligations secured hereby, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any such Person or its assets;

              (v) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, the Bank, any other Guarantor or any other guarantor of any of the obligations secured hereby or any other Person, whether or not arising in connection with this Agreement;

             (vi) any invalidity or unenforceability relating to or against the Borrower or such Guarantor for any reason under any Loan Document or under this Agreement; or any provision of applicable law or regulation purporting to prohibit the payment by any Person of the principal of or interest on any of the Notes or any other amount payable under any Loan Document or this Agreement; or

            (vii) any other act or omission to act or delay of any kind by the Borrower, the Bank or any other Person or any other circumstances whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of such Guarantor's obligations hereunder.

          Section 2.06.  Subrogation.  Each Guarantor hereby irrevocably and
                         -----------
     unconditionally waives (unless and until all Guaranteed Obligations have been indefeasibly paid in full and all commitments of the Bank to the Borrower have been terminated and no loan facilities now or hereafter established by the Bank for the Borrower remain in effect) any and all rights of subrogation, contribution or similar rights which, but for this
     Section 2.06, it might otherwise have in relation to the Borrower or any other Guarantor as a result of this Agreement.

          Section 2.07.  No Contest with Bank.  No set-off, counterclaim,
                         --------------------
     reduction or diminution of any obligation, or any claim or defense of any kind or nature which any Guarantor has or may have against the Borrower, any other Guarantor or the Bank shall be available hereunder to any Guarantor. No Guarantor will, in any proceedings under the Bankruptcy Code or insolvency proceedings of any nature, prove in competition with the Bank in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Guaranteed Obligation which, now or hereafter, any Guarantor may hold in competition with the Bank.

          Section 2.08.  Stay of Acceleration.  If acceleration of the time for
                         --------------------
     payment of any amount payable by the Borrower under any Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Guaranty shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Bank.

                                     ARTICLE III

                                       SECURITY

          Section 3.01.  Security.  As security for the payment and performance
                         --------
     of all of the Guaranteed Obligations and also for the prompt and full payment and performance of any and every other liability and obligation of any one or more of the Guarantors to the Bank, whether arising out of this Agreement or otherwise, whether otherwise secured or unsecured, direct or indirect, absolute or contingent, primary or secondary, due or to become due, and all whether now or hereafter existing or arising, each Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) hereby pledges, grants, assigns and transfers to the Bank, and grants to the Bank a security interest in and to, all of the following property of such Guarantor, all whether now owned or existing or hereafter acquired or arising:

          (a) All equipment, fixtures, furnishings, furniture, motor vehicles and machinery of each Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) (but excepting (i) any personal automobiles, (ii) all items of computer equipment financed at the date hereof by Fleet Bank of Massachusetts, N.A. and listed on Exhibit A hereto and (iii) those items of equipment which are described on Exhibit A hereto), wherever located, whether now owned or hereafter acquired, whether affixed or moveable, and all replacements of, substitutions for and accessions to any of same and all products and proceeds (including, without limitation, insurance proceeds) of any of the foregoing;

          (b) All Receivables of each Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.);

          (c) All contract rights of each Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.), including, without limitation, licenses, employment agreements, any non-competition agreements for the benefit of any Guarantor (other than Greater Springfield MRI, Inc. or Mobile MRI of Western Mass., Inc.), and all leases and occupancy agreements; all obligations owing to any Guarantor (other than Greater Springfield MRI, Inc. or Mobile MRI of Western Mass., Inc.) of every kind and nature; and all tax refunds of every kind and nature, including, without limitation, loss carryback refunds; and all of the foregoing whether now existing or hereafter acquired or arising;

          (d) All of each Guarantor's (other than Greater Springfield MRI, Inc.'s and Mobile MRI of Western Mass., Inc.'s) Inventory;

          (e) All of each Guarantor's (other than Greater Springfield MRI, Inc.'s and Mobile MRI of Western Mass., Inc.'s) general intangibles, choses in action, chattel paper, insurance policies, deposits, deposit accounts, money, cash, documents and instruments (whether negotiable or non-negotiable and regardless of attachment to chattel paper), whether arising out of, relating to or evidencing all or any of the foregoing Collateral or otherwise, and all whether now existing or hereafter acquired or arising;

          (f) All goodwill, trade secrets, formulae, customer lists, trade names, trademarks, copyrights, patents and licenses (including, without limitation, the trademarks, copyrights, patents and licenses listed on Exhibit B hereto) and all files, records (including, without limitation, computer programs, tapes and related electronic data processing software) and writings, whether now owned or hereafter acquired; and

          (g) All liens, guaranties, securities, rights, remedies and privileges pertaining to, and all products and proceeds (including, without limitation, insurance proceeds) of, and all accessions to, any of the foregoing.

                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

          Section 4.01.  General Representations and Warranties.  Each Guarantor
                         --------------------------------------
     hereby represents and warrants that:

          (a) Each Guarantor (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth in the introductory paragraph to this Agreement (except that Boston LP is a validly existing Massachusetts limited partnership), (ii) has the legal power and authority to own its assets and to transact the business in which it is now engaged and to enter into and perform this Agreement, and (iii) is duly qualified as a foreign corporation (or partnership, as the case may be) and in good standing under the laws of each jurisdiction in which failure to be so qualified could have a material adverse effect on the business, prospects or condition of such Guarantor.

          (b) The execution, delivery and performance by each Guarantor of this Agreement, including the granting of the security interests herein granted, have been duly authorized by all necessary corporate (and/or partnership) action and do not and will not:

              (i) require any consent or approval of such Guarantor's stockholders or equity holders (except any such consents as have been heretofore obtained);

             (ii)  contravene its charter or by-laws;

            (iii) violate any provision of, or require any filing (other than the filing of the financing statements with respect to the security interests herein granted), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation
          U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Guarantor;

             (iv) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Guarantor is a party or by which any of the Guarantors or any of their respective properties may be bound or affected; or

              (v) result in, or require, the creation or imposition of any lien, security interest or other encumbrance (other than in favor of the Bank) upon or with respect to any of the properties now owned or hereafter acquired by any Guarantor.

          (c) The Borrower provides valuable administrative, management and accounting services to each Guarantor and may make loans to each Guarantor to the extent permitted by the Loan Agreement. The continued financial strength of the Borrower and, in particular, its financing arrangements with the Bank are thus of direct and substantial benefit to each Guarantor and the execution and delivery of this Agreement is a substantial inducement for the Bank to enter into and continue said financing arrangements. The Board of Directors of each Guarantor (or the Board of Directors of each general partner thereof in the case of a Guarantor which is a partnership) has determined the execution, delivery and performance of this Agreement to be necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor and the Borrower.

          (d) This Agreement has been duly executed and delivered on behalf of each Guarantor and is a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except as such enforceability may be limited by: (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights and remedies of creditors generally or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

          (e) Each Guarantor ratifies, with respect to itself, each representation and warranty made in the Loan Agreement with respect to a "Subsidiary", and each Guarantor confirms that each such representation and warranty is true and correct at the date hereof.

          (f) After giving effect to this Agreement and the transactions contemplated hereby, each Guarantor (A) is and will be able to pay its debts as they become due, (B) has and will have funds and capital sufficient to carry on its business as now conducted or as contemplated to be conducted, (C) owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due, and (D) is not insolvent and will not be rendered insolvent as determined by applicable law, after taking into account (i) the reasonable likelihood of payments being required hereunder and (ii) the availability of contribution and indemnification from other parties, to the extent permitted under this Agreement.

          Section 4.02.  Representations and Warranties as to Security.  Each
                         ---------------------------------------------
     Guarantor further represents and warrants that:

          (a) The chief executive offices and principal place of business of each Guarantor is located at the address shown on Exhibit C attached hereto.

          (b) Each Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) maintains books and records relating to Receivables and other intangible Collateral only at the locations described on Exhibit D attached hereto. All tangible Collateral is located at the premises shown on Exhibit D attached hereto. Said Exhibit D also sets forth the names of the record owners of each of such premises, as well as any other Persons with a record interest in any of said premises. Said Exhibit D also describes all titled motor vehicles owned by any Guarantor (other than Greater Springfield MRI, Inc. or Mobile MRI of Western Mass., Inc.) and the jurisdiction in which each such vehicle is titled and principally located, as well as the principal locations of all other mobile goods.

          (c) No Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) uses any trade name or style other than its corporate name, except as set forth on Exhibit E hereto.

          (d) Each Guarantor owns all of its Collateral free and clear of all liens, security interests, charges and other encumbrances, except liens expressly permitted under Subsection 7.02(b) of the Loan Agreement.

          (e) Each Guarantor owns or has a valid right to use all of the patents, licenses, copyrights, trademarks, service marks, trade names and franchises ("Intellectual Property") now being used or necessary to conduct its business, all of which are described on Exhibit B hereto (including, in each case, the owner of such Intellectual Property). None of the Intellectual Property owned by any Guarantor is represented by a registered patent, copyright, trademark or other federal or state registration, except as set forth on Exhibit B hereto. The conduct of the business of each Guarantor, as now operated, does not conflict with valid patents, licenses, copyrights, trademarks, service marks, trade names or franchises of others in any manner that could materially adversely affect the business, prospects, assets or condition, financial or otherwise, of any Guarantor.

                                      ARTICLE V

                                      COVENANTS

          Section 5.01.  Incorporation by Reference.  (a)  Without limiting or
                         --------------------------
     being limited by any other provision of this Agreement:

              (i) each Guarantor shall, and shall cause each of its Subsidiaries to, perform, observe and be bound by, for the benefit of the Bank, all of the agreements, covenants and obligations (to the extent applicable to such Guarantor) set forth in any of Subsections 7.01(a)-7.01(j), inclusive, and Section 7.03 of the Loan Agreement; and

             (ii) no Guarantor shall perform any act or permit any circumstance to exist in contravention of any of the provisions of Section 7.02 of the Loan Agreement;

     in each case as each of such provisions is in effect from time to time and as if each reference in any of such provisions to a "Subsidiary" or "Subsidiaries" referred to each such Guarantor, provided that compliance by
                                                     --------
     the Borrower with Section 7.03 of the Loan Agreement shall, to the extent of such compliance as it relates to any Guarantor, be deemed compliance by such Guarantor.

          (b) The above-described provisions of the Loan Agreement, together with related definitions and ancillary provisions, are hereby incorporated herein by reference, mutatis mutandis, with the same force and effect as if
                          ------- --------
     set forth in full herein.

          Section 5.02.  Removal of Collateral.  None of the Guarantors (other
                         ---------------------
     than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) will remove (or permit to be removed) from the premises listed on Exhibit D hereto any books or records relating to Receivables or remove therefrom any Collateral (other than Inventory sold to customers in the ordinary course and other than mobile goods, which may travel to other locations on a temporary basis but will not be removed from the state described in Exhibit D as the principal location thereof without prior written notice to the Bank) until after receipt of a certificate from the Bank, signed by an officer thereof, stating that the Bank has, to its satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and confirm the first priority security interests granted or intended to be granted herein.

          Section 5.03.  Chief Executive Office.  None of the Guarantors (other
                         ----------------------
     than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) will move its chief executive offices or principal place of business from the address shown on Exhibit C hereto nor change its name or identity nor use any trade name or trade style other than its corporate name nor make or suffer to be made any change in its corporate structure until, in each case, after receipt of a certificate from the Bank, signed by an officer thereof, stating that the Bank has, to its satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and confirm the first priority security interests granted or intended to be granted herein.

          Section 5.04.  Insurance.  Each Guarantor will maintain, with
                         ---------
     responsible and reputable insurance companies or associations reasonably satisfactory to the Bank, insurance in such amounts and covering such risks as are typically insured by similar businesses (and any such other insurance as the Bank may reasonably request from time to time), but in any event in amounts sufficient to prevent any such Guarantor from becoming a coinsurer. Without limiting the foregoing, each Guarantor will keep the Collateral fully insured against fire, lightning and extended coverage perils and against such other risks as the Bank may from time to time reasonably require, in an amount at least equal to the full insurable value of the Collateral and in any event not less than the amount necessary to avoid co-insurance. Insurance at any one location may be "blanket" with insurance at other locations and insurance taken out by any Guarantor may be "blanket" with insurance of other affiliates of the Borrower. In addition, each Guarantor shall procure and maintain general liability insurance with minimum limits of not less than $5,000,000. Each Guarantor shall also procure and maintain workmen's compensation insurance, employer liability and other insurance as required by law. Each Guarantor will also maintain comprehensive automobile liability insurance covering all motor vehicles owned or leased by it, with combined limits of not less than $1,000,000 for bodily injury and $500,000 for property damage. Each Guarantor will also maintain (i) business interruption insurance in amounts satisfactory to the Bank covering all material business operations of the Guarantor and (ii) professional liability insurance relating to patient care, to the extent relevant. All insurance herein provided for shall be in such form and written by such companies as may from time to time be reasonably approved by the Bank. Each Guarantor will assign and deliver to the Bank duplicate original copies or certificates for all policies of casualty insurance, as collateral and further security for the obligations of such Guarantor herein contained, with the Bank named as first loss payee with respect to all property in which it holds a security interest (except that the Bank may be named as second loss payee with respect to any property as to which the Bank holds a security interest subject to another Person's prior security interest which is permitted under the Loan Agreement). All policies of insurance shall contain a provision forbidding cancellation of such insurance either by the carrier or by the insured until at least 30 days after written notice of the proposed cancellation is given to the Bank; and whenever any insurance is to expire for any reason, the relevant Guarantor will deliver to the Bank, at least 30 days prior to such expiration, a renewal or replacement policy, complying with all of the conditions of this Section. In addition, each Guarantor will obtain an endorsement with respect to all such policies indicating that, solely as to the Bank, the insurance shall not be impaired or invalidated by reason of any act or neglect of the named insured or any subsequent owner of any of the property insured. Any insurance proceeds received by the Bank may, at the option of the Bank, either (i) be applied to the payment or prepayment of any obligations of any Guarantor and/or the Borrower to the Bank or (ii) be transmitted in whole or in part to the owner of the property damaged or destroyed for the purpose of repairing or replacing the same; provided that insurance proceeds so received as proceeds of business interruption insurance or with respect to damage to or destruction of any equipment will (provided that no Event of Default has then occurred and is continuing) be released to the relevant Guarantor. Any insurance proceeds received by the Bank with respect to damage to or destruction of equipment on which it holds a security interest that are released to the Guarantor by the Bank shall be used by such Guarantor to repay any outstanding capital financing of such damaged or destroyed equipment and to repair or replace the damaged or destroyed equipment, with the Bank to receive its same priority security interest in the repaired and/or replacement equipment.

          Section 5.05.  Additional Intellectual Property.  If any Guarantor
                         --------------------------------
     (other than Greater Springfield MRI, Inc. or Mobile MRI of Western Mass., Inc.) applies for, or is granted, a federal or state registration for any copyright, trademark or patent or purchases any registered copyright, trademark or patent, such Guarantor will give prompt written notice to the Bank describing same, together with all such documents as the Bank may prepare and reasonably request such Guarantor to execute in order to give the Bank a fully perfected first priority security interest in each such copyright, trademark or patent.

          Section 5.06.  Additional Information.  Each Guarantor will promptly
                         ----------------------
     give to the Bank all such information respecting the financial condition, operations, Inventory and Receivables of such Guarantor and/or any of its Subsidiaries as the Bank may from time to time reasonably request.

                                      ARTICLE VI

                              FURTHER RIGHTS OF THE BANK

          Section 6.01.  Furnishing Information.  Each Guarantor (other than
                         ----------------------
     Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) will, at the Bank's request, deliver confirmatory written assignments of Receivables, but the failure to execute or deliver any such assignment shall not affect or limit the security interest of the Bank in any Receivable. Together with each such assignment, if the Bank so requests, each Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) will furnish to the Bank copies of invoices to customers or the equivalent and original shipping or delivery receipts for merchandise sold. Each Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) shall promptly make, stamp or record such entries or legends on such Guarantor's books and records or on any of the Collateral as the Bank shall reasonably request from time to time to indicate that the Bank has a security interest in such Collateral.

          Section 6.02.  Returns; Disputes.  Upon the occurrence and during the
                         -----------------
     continuance of any Event of Default, the Bank may settle or adjust disputes or claims directly with customers or account debtors for amounts and upon terms which it considers advisable. In all cases, the Guarantors' account will be credited only with amounts actually received by the Bank. Whenever any Guarantor (other than Greater Springfield MRI, Inc. or Mobile MRI of Western Mass., Inc.) has received collateral of any kind or nature by reason of transactions between itself and its customers or account debtors, it will hold the same on the Bank's behalf, subject to the Bank's instructions, and as property forming part of the Receivables.

          Section 6.03.  Collections.  After the occurrence and during the
                         -----------
     continuance of any Event of Default, the Bank or its designee may at any time notify customers or account debtors of the Bank's security interest in Receivables, collect the same directly, and charge the reasonable collection costs and expenses to the Guarantors' account. Whenever the Bank deems it desirable that any legal or other action be instituted in order to effectuate collection of any Receivable, the Bank may at its option reassign any such Receivable to a Guarantor (and any such reassignment shall be deemed to be without recourse to the Bank in any event) and require such Guarantor to proceed with such legal or other action at such Guarantor's sole liability, cost and expense, in which event all amounts collected by such Guarantor on such Receivable shall nevertheless be subject to this Agreement.

          Section 6.04.  Further Assurances.  The Guarantors (other than Greater
                         ------------------
     Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) shall do all things and deliver all instruments reasonably requested by the Bank to protect or perfect any security interest granted or intended to be granted hereunder. If any Guarantor (other than Greater Springfield MRI, Inc. or Mobile MRI of Western Mass., Inc.) fails promptly to comply with any such request, or if any Event of Default shall have occurred and be continuing, each of such Guarantors authorizes the Bank to execute, in the name or on behalf of each such Guarantor, any financing statements or other document or instrument that the Bank may require to perfect, protect or establish any security interest or lien interest to which the Bank may be then entitled hereunder and further authorizes the Bank to sign such Guarantor's name on the same. Each Guarantor (other than Greater Springfield MRI, Inc. and Mobile MRI of Western Mass., Inc.) appoints (but only for the purposes of protecting the Bank's interests) such Person or Persons as the Bank may designate as the attorney-in-fact of each such Guarantor with the power (after the occurrence and during the continuance of any Event of Default) to endorse the name of such Guarantor on any checks, notes, drafts or other forms of payment or security relating to any Collateral that may come into the possession of the Bank; to sign the name of any such Guarantor on invoices or bills of lading, drafts against customers, notices of assignment, verifications and schedules; to demand, collect, receive payment of, receipt for, settle, compromise or adjust and give discharges and releases in respect of the Receivables or any of them; to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Receivables or any of them and to enforce any other rights in respect thereof or in respect of the goods which have given rise thereto; to defend any suit, action or proceeding brought against any such Guarantor in respect of any Receivables or the goods which have given rise thereto; to settle, compromise or adjust any suit, action or proceeding hereinbefore described and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; to notify the U.S. Postal Service authorities to change the address for delivery of mail to an address designated by the Bank and to open and dispose of mail addressed to any such Guarantor and, generally, to do all things necessary to carry out the intent of this Agreement. This power, being coupled with an interest, is irrevocable, and the Guarantors approve all acts of such attorney-in-fact. The powers conferred on the Bank by this Section are solely to protect the interests of the Bank and shall not impose any duty upon the Bank to exercise any such power, and neither the Bank nor any such attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law, except for its actual wilful misconduct or bad faith. The Bank shall have no duty as to the collection or protection of any Collateral and shall have no duty as to the preservation of rights pertaining thereto, except as provided by applicable law.

                                     ARTICLE VII

                                 DEFAULT AND REMEDIES
                                 --------------------

          Section 7.01.  Events of Default.  An Event of Default will be deemed
                         -----------------
     to have occurred under this Agreement upon the occurrence of any one or more of the following:

            (i) The Guarantors shall fail to make any monetary payment hereunder when due; or

           (ii) Any representation or warranty of any Guarantor contained herein shall at any time prove to have been incorrect in any material respect when made; or

          (iii) Any Guarantor shall fail to perform or observe any obligation or agreement contained herein (provided that, with respect to those covenants which have been incorporated herein by reference to the Loan Agreement, the Guarantors shall have the benefit of such notice and/or grace periods as are provided for in the Loan Agreement); or

           (iv) Any "Event of Default" (as defined in the Loan Agreement) shall occur and shall continue uncured beyond the expiration of any applicable notice and/or grace period.

          Section 7.02.  Rights and Remedies Upon Default.  Upon the occurrence
                         --------------------------------
     of any Event of Default and at any time thereafter during the continuance thereof, in addition to any other rights and remedies available to the Bank hereunder or otherwise, the Bank may exercise any one or more of the following rights and remedies (all of which shall be cumulative):

          (a) Exercise all of the rights and remedies of a secured party under the Uniform Commercial Code. The Bank may enter upon any of the premises of any Guarantor and may take physical possession of the Collateral or render the Collateral unusable by process of law or peaceably without process of law. The Bank may, with only such demand, advertising or notice as may be required by law, sell and deliver any and all Collateral held by it for its account at any time or times in one or more private or public sales, for cash or credit or otherwise, at such price and upon such terms as the Bank deems advisable in its sole discretion; provided that such terms are commercially reasonable. Notice of any public sale shall be sufficient if it describes the Collateral to be sold in general terms, stating the amounts thereof and the location and nature of the properties covered by the security interests and the prior liens thereon, and is published, at least once, not less than seven (7) days prior to the sale in any newspaper which the Bank may select which newspaper has a general circulation in the municipality where the Collateral is located or deemed located. All requirements of reasonable notice shall be met if such notice is sent to the Guarantors, in the manner provided in Section 8.03 below, at least seven (7) days before the time of such sale or disposition. The Bank may be the purchaser at any such sale, if it is public, free from any right of redemption. The proceeds of sale shall be applied first to the costs of retaking, refurbishing, storing and selling any Collateral hereunder and to other costs of collection and other costs incurred by the Bank, and then to the payment of the Guaranteed Obligations and the other obligations secured hereby.

          (b) Enforce the provisions of this Agreement by legal proceedings for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, and the Bank may recover damages caused by any breach by any Guarantor of the provisions of this Agreement, including court costs, reasonable attorneys' fees and other costs and expenses incurred in the enforcement of the obligations of the Guarantors hereunder.

          (c) Exercise all rights and remedies hereunder, under the Loan Documents, and under any other agreement with the Bank, and exercise all other rights and remedies which the Bank may have under applicable law.

          Section 7.03.  Set-off.  In addition to any rights now or hereafter
                         -------
     granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default and during the continuance thereof, the Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Guarantor or to any other Person, all of which are hereby expressly waived, to set off and to appropriate and apply any and all deposits (other than designated payroll accounts) and any other Indebtedness at any time held or owing by the Bank or any affiliate of the Bank to or for the credit or the account of any Guarantor against and on account of the obligations and liabilities of such Guarantor to the Bank under this Agreement, irrespective of whether or not the Bank shall have made any demand for payment and although said obligations, liabilities or claims, or any of them, may then be contingent or unmatured and without regard for the availability or adequacy of other collateral. Each Guarantor also grants to the Bank a security interest with respect to all its deposits and all securities or other property in the possession of the Bank or any affiliate of the Bank from time to time, and, upon the occurrence of any Event of Default, the Bank may exercise all rights and remedies of a secured party under the Uniform Commercial Code.

          Section 7.04.  Right to Cure.  In the event that any Guarantor shall
                         -------------
     fail to pay any tax, assessment, governmental charge or levy, except as the same may be otherwise permitted hereunder, or in the event that any lien, encumbrance or security interest prohibited hereby shall not be paid in full or discharged, or in the event that any Guarantor shall fail to pay or comply with any other obligation hereunder, the Bank may, but shall not be required to, pay, satisfy, perform, discharge or bond the same for the account of the defaulting Guarantor, and all moneys so paid by the Bank shall be reimbursed by the Guarantors to the Bank on demand and shall bear interest from the date of demand until paid at the lesser of (i) a fluctuating rate per annum which shall at all times be equal to the sum of two and one-half (2-1/2%) percent per annum plus the Base Rate as in effect from time to time, or (ii) the maximum rate permitted by then applicable law. The Bank will give each relevant Guarantor not less than 30 days' notice before acting under this Section, except that the Bank may act with less notice (or with no notice) in the case of emergency, as reasonably determined by the Bank.

                                     ARTICLE VIII

                                    MISCELLANEOUS

          Section 8.01.  No Waiver; Cumulative Remedies.  No failure or delay on
                         ------------------------------
     the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise available to the Bank. Such remedies may be exercised without resort or regard to the other source of satisfaction of any liabilities of any Guarantor to the Bank. The provisions of this Agreement are not limited by nor in the limitation of any additional or inconsistent provisions contained in the Loan Agreement or elsewhere.

          Section 8.02.  Amendments, Waivers and Consents.  Neither this
                         --------------------------------
     Agreement nor any provision hereof may be amended, waived discharged or terminated orally. Any such amendment, waiver, discharge or termination must be in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 8.03.  Addresses for Notices, etc.  Except as otherwise
                         ---------------------------
     expressly provided in this Agreement, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be mailed or delivered to the applicable party at the address indicated below:

          If to any Guarantor:

               c/o Medical Diagnostics, Inc.
               6 New England Executive Park
               Burlington, MA  01803
               Attention:  President

          with a copy to:

               Advanced NMR Systems, Inc.
               46 Jonspin Road
               Wilmington, MA  01887
               Attention:  Chairman

                         and

               Gerald J. Billow, Esq.
               Posternak, Blankstein & Lund
               100 Charles River Plaza
               Boston, MA  02114

          If to the Bank:

               Chemical Bank
               c/o Chemical Connecticut Corporation
               3 Landmark Square
               Stamford, CT  06901
               Attention:  David M. Nackley, Senior Vice President

     or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. Except as otherwise provided herein, all such notices, requests, demands and other communications shall be deemed delivered on the earlier of (i) the date received or (ii) the date of delivery, refusal or non-delivery indicated on the return receipt if deposited in the United States mails, sent postage prepaid, registered or certified mail, return receipt requested, postage and registration or certification charges prepaid, addressed as aforesaid.

          Section 8.04.  Costs, Expenses and Taxes.  The Guarantors jointly and
                         -------------------------
     severally agree to pay on demand all costs and expenses (including, without limitation, reasonable legal fees) of the Bank in connection with the preparation, execution and delivery of this Agreement and all other instruments and documents to be delivered hereunder and any amendments or modifications of any of the foregoing, or in connection with the examination, review or administration of any of the foregoing, as well as the costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel) incurred by the Bank in connection with preserving, enforcing or exercising any rights or remedies under this Agreement and all other instruments and documents to be delivered hereunder, all whether or not legal action is instituted. In addition, the Guarantors shall be jointly and severally obligated to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and all other instruments and documents to be delivered hereunder, and the Guarantors jointly and severally agree to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. Any fees, expenses or other charges which the Bank is entitled to receive from the Guarantors hereunder shall bear interest from the date of demand for payment until paid at the lesser of
     (i) a fluctuating rate per annum which shall at all times be equal to the sum of two and one-half (2-1/2%) percent per annum plus the Base Rate as in effect from time to time or (ii) the maximum rate permitted by then applicable law.

          Section 8.05.  Representations and Warranties.  All covenants,
                         ------------------------------
     agreements, representations and warranties made herein or in any other document delivered by or on behalf of any Guarantor pursuant to or in connection with this Agreement are material and shall be deemed to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by the Bank and shall survive the making of the Loans as contemplated in the Loan Agreement, and shall continue in full force and effect so long as any of the Guaranteed Obligations or other obligations secured hereby remain outstanding and unpaid. All statements contained in any certificate or other paper delivered to the Bank at any time by or on behalf of any Guarantor pursuant hereto shall constitute representations and warranties by the Guarantors hereunder.

          Section 8.06.  Binding Effect; Assignment.  This Agreement shall be
                         --------------------------
     binding upon the Guarantors and their respective successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. No Guarantor may assign this Agreement or any rights hereunder without the express written consent of the Bank.

          Section 8.07.  Reproduction of Agreement.  This Agreement and all
                         -------------------------
     other instruments, documents and papers which relate thereto which have been or may be hereafter furnished to the Bank may be reproduced by the Bank by any photographic, photostatic, micro-card, miniature photographic, xerographic or similar process, and the Bank may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

          Section 8.08.  Consent to Jurisdiction.  Each Guarantor irrevocably
                         -----------------------
     submits to the jurisdiction of any New York court or any federal court sitting within the Southern District of New York over any suit, action or proceeding arising out of or relating to this Agreement. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each Guarantor agrees that final judgment in any such suit, action or proceeding brought in such a court shall be enforced in any court of proper jurisdiction by a suit upon such judgment, provided that service of process in such action, suit or proceeding shall have been effected upon such Guarantor in one of the manners specified in the following paragraph of this Section 8.08 or as otherwise permitted by law.

          Each Guarantor hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph of this Section 8.08 either (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to it at its address set forth in Section 8.03 or (ii) by serving a copy thereof upon it at its address set forth in Section 8.03. Each Guarantor irrevocably waives, to the fullest extent permitted by law, all claims of error by reason of any service as contemplated herein and agrees that such service shall (x) be deemed in every respect effective service upon such Guarantor in any such suit, action or proceeding and (y) to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Guarantor.

          Section 8.09.  Governing Law.  This Agreement shall be governed by,
                         -------------
     and construed in accordance with, the laws of the State of New York.

          Section 8.10.  Severability.  In the event that any provision of this
                         ------------
     Agreement or the application thereof to any Person, property or circumstances shall be held to any extent to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to Persons, properties or circumstances other than those as to which it has been held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          Section 8.11.  Headings.  Article and Section headings in this
                         --------
     Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 8.12.  WAIVER OF TRAIL BY JURY.  EACH GUARANTOR HEREBY
                         -----------------------
     EXPRESSLY KNOWINGLY AND VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO TRIAL BY JURY, AND AGREES THAT IT WILL NOT AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF, A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

               IN WITNESS WHEREOF, each Guarantor has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.


                                   MRI ASSOCIATES, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MDI INVESTMENTS, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   GREATER SPRINGFIELD MRI, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   GREATER BOSTON MRI SERVICES, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MOBILE MRI OF WESTERN MASS., INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   CENTRAL MASSACHUSETTS MRI SERVICES,
                                     INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   CASCO BAY MR SERVICES, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MDI FINANCE AND LEASING, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MERRIMACK SCANNING, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MIDDLESEX MRI CENTER, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MDI-NEW YORK, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MDI REHAB, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MERITUS HEALTH SYSTEMS, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   TECHNICIAN SERVICES, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MERITUS-SOUTHWESTERN VIRGINIA, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MERITUS-IOWA, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MERITUS WEST VIRGINIA, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MERITUS MRI, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   MERITUS PLS, INC.


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


                                   GREATER BOSTON MRI LIMITED
                                      PARTNERSHIP

                                   By MRI Associates, Inc., General Partner duly authorized


                                   By: /s/ John A. Lynch
                                      --------------------------
                                      Name:  John A. Lynch
                                      Title:  President


     Accepted:

     CHEMICAL BANK


     By: /s/ Joseph Sacks
        --------------------------
        Name:  Joseph Sacks
        Title:  Vice President